Global Multi-Strategy Fund

	Class A	Class C	Class P
Ticker Symbol(s)	PMSAX	PMSCX	PMSPX

Principal Funds, Inc. Summary Prospectus December 28, 2012 amended March 15, 2013,
June 14, 2013 and July 31, 2013

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.principalfunds.com/prospectus. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus for Classes A, C, and P shares dated December 28, 2012 as supplemented February 8, 2013, March 15, 2013, April 29, 2013, June 14, 2013, and July 31, 2013 and the Statement of Additional Information dated December 28, 2012 as amended and restated July 22, 2013 as supplemented on July 31, 2013 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks to achieve long-term capital appreciation with an emphasis on positive total returns and relatively low volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 56 of the Fund's prospectus and “Multiple Class Structure” beginning on page 48 of the Fund's Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management Fees	1.60%	1.60%	1.60%
Distribution and/or Service (12b-1) Fees	0.25	1.00	—
Other Expenses:
Dividend and Interest Expense on Short Sales	0.70	0.70	0.70
Remainder of Other Expenses	1.07	0.45(1)	10.50
Total Annual Fund Operating Expenses	3.62%	3.75%	12.80%
Expense Reimbursement(2)	0.92	0.30	10.30
Total Annual Fund Operating Expenses After Expense Reimbursement	2.70%	3.45%	2.50%

(1)	Based on estimated amounts for the current fiscal year.

(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's expenses attributable to Class A and Class C shares, and expenses identified as "Other Expenses" for Class P by paying, if necessary, expenses normally payable by the Fund, excluding interest expense and dividend and interest expense on short sales, through the period ending December 31, 2013. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.00% for Class A and 2.75% for Class C shares, excluding interest expense and dividend and interest expense on short sales. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, excluding interest expense. It is expected that the expense limit will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$638	$1,361	$2,103	$4,052
Class C	448	1,119
Class P	253	2,676	4,736	8,635
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$638	$1,361	$2,103	$4,052
Class C	348	1,119
Class P	253	2,676	4,736	8,635
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. From October 14, 2011, date operations commenced, through August 31, 2012, the Fund's annualized portfolio turnover rate was 196.0% of the average value of its portfolio.

Principal Investment Strategies
Principal Management Corporation ("Principal"), the Fund's investment adviser, allocates the Fund's assets among one or more of the investment strategies described below, which are executed by one or more of the Fund's sub-advisors. In making these allocations, Principal seeks to combine the strategies of the sub-advisors efficiently and systematically so that the Fund generates, through a diversified set of investment strategies, a positive total return with relatively low volatility and low sensitivity or correlation to market indices. By allocating the Fund's assets among a variety of investment strategies, which will vary from time-to-time, the Fund seeks to lessen risk and reduce volatility. Principal may also direct a sub-advisor to reduce or omit its investment in certain assets or asset classes in an effort to achieve its desired combination of the Fund's strategies.
In pursuing its strategies, the Fund invests in a broad range of instruments including, but not limited to, equities, bonds, currencies, convertible securities and derivatives such as futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards. The Fund intends to engage in derivative transactions to gain exposure to a variety of securities or attempt to reduce risk. The Fund intends to invest in securities that are tied economically to a number of countries throughout the world, including the U.S.; however, the Fund has no requirements as to the amount of its net assets that it invests in foreign securities. The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. The Fund actively trades securities.
Some of the strategies take long and/or short positions. When taking a short position, the Fund may sell an instrument that it does not own and then borrow to meet its settlement obligations. The Fund may take short positions in futures, forwards or swaps. A short position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Long positions will profit if the value of the instrument increases. Simultaneously engaging in long investing and short selling reduces the net exposure of the overall portfolio to general market movements. Relative value positions may be taken as well in the various strategies. Relative value strategies capitalize on price differences between similar securities or relative value among securities of the same company.
The Fund may use all or some of the following strategies to varying degrees, depending on market conditions, and may add additional strategies. Principal may allocate 0 to 100% of the Fund's assets to any of these strategies at any time.
Credit Long/Short and Distressed Credit. This strategy utilizes a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies. This strategy invests in fixed income securities and instruments and may invest in both investment-grade securities and below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). This strategy may also invest in the following securities: securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers, preferred securities, convertible securities, Rule 144A securities, mortgage or asset-backed securities, floating rate debt (including bank loans), distressed investments, emerging markets, equities and derivative instruments, such as options, futures contracts, forwards or swap agreements. This strategy may utilize derivative instruments in an effort to minimize volatility. Also, at times, this strategy expects to gain its investment exposure substantially through the use of derivatives. The notional value of this strategy's long and short investment exposures may at times each reach 100% of the assets invested in this strategy (excluding instruments used primarily for duration, yield curve, and interest rate management and short-term investments), although these exposures may be higher or lower at any given time. This strategy may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The strategy may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Emerging Market Long/Short Credit. The emerging markets credit opportunities strategy is designed to benefit from opportunities in emerging market, liquid, high grade, high yield, stressed, distressed and other corporate or sovereign credits. This strategy takes long and short exposure to selected emerging market issuers when factors have been identified which the Fund believes will drive substantial appreciation or depreciation of the particular exposure. The geographical focus of the investment strategy is derived from the dynamics of economic and political developments as well as the specific nature of local jurisdictions in the emerging markets.
Equity Long/Short. This strategy provides long and short exposure to a diversified portfolio of U.S and non-U.S. equities which involves simultaneously investing in equities (i.e., investing long) the sub-advisor expects to increase in value (securities the sub-advisor believes are undervalued) and either selling equities (i.e., short sales or short selling) the sub-advisor expects to decrease in value (securities the sub-advisor believes are overvalued) or hedging equity market exposure in another way (i.e., by using derivatives such as futures or options). Long/short equity expresses industry views by emphasizing certain industries and it also seeks to exploit pricing inefficiencies between related equity securities. An example of exploiting pricing inefficiencies between related equity securities is building a portfolio containing long positions in the strongest companies of several industries and taking short positions in companies showing signs of weakness in the corresponding industries. This strategy has available two methods of analysis: fundamental analysis, a method of security analysis that involves examining a company's financial statements and operations, especially sales, earnings, products, management and competition and quantitative analysis, a method of security analysis that involves use of mathematical models to examine a company's measurable characteristics such as revenue, earnings, margins and market share.
Equity Market Neutral. This strategy seeks to profit by exploiting pricing inefficiencies between related equity securities and neutralizing exposure to market risk by maintaining long and short positions. Equity market neutral is not expected to have industry overweights.
Dedicated Short Bias. The dedicated short bias strategy seeks to profit by shorting stocks that have negative market sentiment and neutralizing exposure to market risk by maintaining long and short positions.
Global Macro. Global macro strategies seek to profit from movement in the prices of securities that are highly sensitive to macroeconomic conditions, across a broad spectrum of assets. This strategy provides long and short exposure to developed country equities, currencies, and bonds markets.
Emerging Markets. This strategy seeks to profit from investing in equities, bonds, and currencies of issuers in emerging markets. This strategy provides long and short exposure to emerging country equity, debt, and currency markets, and long and short exposure to a basket of liquid equity securities traded on emerging and developed market exchanges.
Convertible Arbitrage. Convertible arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option) by structuring trades using multiple securities within the capital structure of a convertible bond issuer. The Fund may purchase the convertible bond of a given issuer and simultaneously sell short the common stock of that same issuer to take advantage of a mispricing of either security. This strategy takes positions in various global convertible debt and preferred securities and an offsetting position in various global equities directly linked to the convertible securities. In implementing this strategy, the Fund may use derivatives to hedge against a decline in interest rates or credit exposure.
Currency Instruments, Futures Contracts, Futures-Related Instruments and Equity Swaps. These strategies seek to profit from the design and implementation of quantitative selection models to help predict upcoming movements in any combination of fixed income, currency, or equity markets. This strategy provides long and short exposure to developed country equities, bonds and currency markets and long and short exposure to emerging country equity and currency markets.

Event Driven. Event driven strategies seek to profit from investing in the securities of companies based not on a value or growth investment style but rather on the basis that a specific event or catalyst will affect future prices. This strategy attempts to capitalize on price discrepancies and returns generated by corporate activity, such as merger arbitrage. In merger arbitrage, the Fund will employ a diversified, disciplined strategy to attempt to capture the returns from holding a long/short portfolio of stocks of companies involved in mergers.
Fixed Income Arbitrage. Fixed income arbitrage seeks to profit from exploiting mispricing of various, liquid fixed income or interest rate sensitive securities. This strategy provides long and short exposure to developed country bond and currency markets, long and short exposure to investment grade credit markets and long and short exposure to forward mortgage-backed securities trading in the to be announced (“TBA”) market.
Principal Risks
The Fund may be an appropriate investment for investors who seek long-term capital appreciation and who can accept the risks of investing in a variety of global markets and a variety of instruments.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Arbitrage Trading Risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, in which case the fund may realize losses.
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.
Basis Risk. A hedge using derivatives and/or securities could expose the fund to basis risk. Basis risk could arise when the change in price of the hedge may not match the change in price of the asset it hedges. In other words, the hedge moves in a direction that does not match the asset it is trying to hedge.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio's securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Convertible Securities Risk. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Distressed Investments Risk. A fund's investment in instruments involving loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk for the following reasons. These instruments may become illiquid and the prices of such instruments may be extremely volatile. Valuing such instruments may be difficult and a fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the fund's original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the fund may lose its entire investment.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Event-Driven Trading Risk. Event-driven trading involves the risk that the special situation may not occur as anticipated, if at all, and that the market price of a stock declines.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security's poor performance.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Preferred Securities Risk. Preferred securities are junior subordinated securities in a company's capital structure and therefore can be subject to greater credit and liquidation risk. An issuer of preferred securities could redeem the security prior to the stated maturity date and reduce the return of the security.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Short Sale Risk. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund's performance will be benchmarked against the HRFI (Hedge Fund Research Inc.) Funds-of-Funds Composite Index.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	Michael P. Finnegan (since 2011), Chief Investment Officer

•	Kelly Grossman (since 2011), Senior Product Manager

•	Dave Reichart (since 2011), Senior Vice President

Sub-Advisors:
AQR Capital Management, LLC
Cliffwater LLC
CNH Partners, LLC
Finisterre Capital LLP
Loomis, Sayles & Company, L.P.
Los Angeles Capital Management and Equity Research, Inc.
Pacific Investment Management Company LLC
Wellington Management Company, LLP
York Registered Holdings, L.P.

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• For Class P shares
• There are no restrictions on amounts to be invested in Class P shares of the Fund for an eligible purchaser.
• For share classes other than Class P: Initial Investment	$1000
• For accounts with an Automatic Investment Plan (AIP)	$100
• For share classes other than Class P: Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund's distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.